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                 SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K

              Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                           December 27, 1996


                       Community Financial Corp.
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    (Exact name of registrant as specified in its charter)


        Illinois                 0-26792         37-1337630
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(State or other jurisdiction  (Commission     (I.R.S. Employer
of incorporation)             File Number)   Identification No.)


240 E. Chestnut Street, Olney, Illinois            62450-2295
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(Address of principal executive offices)           (Zip Code)


     Registrant's telephone number, including area code:
                        (618) 395-8676
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                         Not Applicable
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 (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS
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      On December 27, 1996, the Registrant announced that it had signed an agreement to acquire American Bancshares, Inc., the holding company for American Bank of Illinois in Highland, for a cash purchase price not to exceed $2.15 million. For further information, reference is made to the Registrant's press release dated December 27, 1996, which is attached hereto as Exhibit
99.1, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
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      The following is a list of exhibits filed with this Current
Report on Form 8-K.

  Exhibit No.            Description
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     99.1         Press Release, dated December 27, 1996


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                      SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: December 30, 1996         By: /s/ Shirley B. Kessler
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                                    Shirley B. Kessler
                                    President

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